STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	5
Beginning Date of Collection Period	01-Oct-03
End Date of Collection Period	31-Oct-03
Payment Date	20-Nov-03
Previous Payment Date	20-Oct-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	60,028,443.96
Principal Collections	51,659,654.99
Interest Collections (net of servicing fee and principal recoveries)	7,893,888.69
Servicing Fee	474,900.28
Principal Recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	60,028,443.96
Interest Paid to Notes	1,304,433.38
Principal Paid to Notes	58,249,110.30
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	474,900.28

Balance Reconciliation

Beginning Pool Balance	1,139,760,670.73
Principal Collections (including repurchases)	51,659,654.99
Losses	0.00
Ending Pool Balance	1,088,101,015.74

Collateral Performance
Cash Yield (% of beginning balance)	8.81%
Loss Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	8.81%
Cumulative Losses (% of original pool balance)	0.00%
Delinquent Loans
One Payment Principal Balance of loans	20,918,746.03
One Payment Number of loans	170
Two Payments Principal Balance of loans	3,786,009.13
Two Payments Number of loans	38
Three+ Payments Principal Balance of loans	6,855,470.22
Three+ Payments Number of loans	57

Two+ Payments Delinquency Percentage	0.98%
Two+ Payments Rolling Average	0.69%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,507
Number outstanding end of period	8,186
Number of REO	1
Principal Balance of REO	116,961.71

Overcollateralization
Begin OC Amount	143,254,485.05
OC Release Amount	0.00
Extra Principal Payment Amount	6,589,455.31
End OC Amount	149,843,940.36

Target OC Amount	157,549,648.94
Interim OC Amount	143,254,485.05
Interim OC Deficiency	14,295,163.89

Monthly Excess Cashflow	6,589,455.31
Principal Payment Amount	51,659,654.99
Principal Collections	51,659,654.99
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.47000%
Class A Note Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	7.95603%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	49.673524
2. Principal Payment per $1,000	48.620623
3. Interest Payment per $1,000	1.052902

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.47000%
2. Days in Accrual Period	31

3. Class A Interest Due	1,050,599.86
4. Class A Interest Paid	1,050,599.86
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	829,966,973.51
2. Class A Principal Due	48,514,337.87
3. Class A Principal Paid	48,514,337.87
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	781,452,635.64

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.7831646
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7181802

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	49.888402
2. Principal Payment per $1,000	48.620623
3. Interest Payment per $1,000	1.267779

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	31

3. Class M Interest Due	253,833.52
4. Class M Interest Paid	253,833.52
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	166,539,212.17
2. Class M Principal Due	9,734,772.43
3. Class M Principal Paid	9,734,772.43
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	156,804,439.74

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.7831646
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1441083